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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 30, 2006

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On June 30, 2006, Investors Real Estate Trust (“IRET” or the “Company”) announced its financial results for the three and twelve months ended April 30, 2006.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)                    Exhibits

Exhibit No.     Description

99.1                 Press release issued June 30, 2006 regarding earnings for the three and twelve months ended April 30, 2006

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
(Registrant)

By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President &
Chief Operating Officer

Dated:  June 30, 2006

Exhibit Index

Exhibit

Number                       Description

99.1                                       Press Release issued June 30, 2006 regarding earnings and results of operations for the three and twelve months ended April 30, 2006